PHOENIX LIFE INSURANCE COMPANY

Phoenix Life Variable Accumulation Account	Phoenix Life Variable Universal Life Account
Big Edge	Flex Edge
The Big Edge Plus®	Flex Edge Success®
Group Strategic Edge®	Joint Edge®
The Big Edge Choice® for NY	Individual Edge®
Phoenix Dimensions®*	Phoenix Benefit Choice VUL®*
Phoenix Joint Edge® VUL*

SUPPLEMENT DATED AUGUST 20, 2013

TO THE

PROSPECTUS DATED APRIL 30, 2012*, SUPPLEMENTED JANUARY 7, 2013, MARCH 6, 2013,

AS REVISED MARCH 20, 2013, MAY 1, 2013, MAY 24, 2013, JUNE 6, 2013 AND JULY 3, 2013

Background. As we previously disclosed to you by prospectus supplement, we have determined that Phoenix Life Insurance Company’s previously issued audited financial statements for the years ended December 31, 2011, 2010 and 2009, which were incorporated by reference into the April 30, 2012 prospectus**, prepared on the basis of Generally Accepted Accounting Principles (“GAAP”), should no longer be relied upon and should be restated because of certain errors in those financial statements.

Separately, in May, 2013 contract owners have been mailed the audited financial statements for the year ended December 31, 2012 for the separate account(s) in which their contract values were invested as those financial statements are not affected by the GAAP restatement process for Phoenix Life Insurance Company (the “Company”).

Updates.

Update regarding 2012 Annual STAT Financial Statements

The Company previously reported that the completion of its audited financial statements for the year ended December 31, 2012 prepared in accordance with Statements of Statutory Accounting Principles (“STAT”) would be delayed because they are dependent on substantial completion of the restatement of prior period GAAP financial statements for both the Company and its parent, The Phoenix Companies, Inc. (“Phoenix”), the evaluation of the control environment related to the STAT and GAAP financial statements and the related audit processes, and that the situation remains fluid as additional issues are identified and resolved. The Company has received extensions from the New York Division of Financial Services, its domiciliary state insurance regulator, for filing its 2012 audited STAT financial statements and intends to seek further extensions as required.

Unaudited STAT financial results for the third quarter of 2012, full year 2012, and first and second quarters of 2013 were filed on time with state insurance regulators. Statutory surplus and asset valuation reserve was $789.2 million at June 30, 2013 and $922.5 million at Dec. 31, 2012. As a result of the previously announced GAAP restatement process and the STAT and GAAP audits, the Company’s statutory surplus at June 30, 2013 reflects $25.9 million of negative net prior period adjustments made during the six months ended June 30, 2013. Negative net prior period adjustments of $35.2 million were recorded in the Company’s statutory surplus at June 30, 2013, of which $4.7 million and $30.5 million of negative net prior period adjustments were recorded in the first and second quarters of 2013, respectively. Net prior period adjustments of $9.3 million in the carrying value of insurance company subsidiaries also are reflected in the change in net unrealized capital gains, which adjustments were booked in the second quarter of 2013. The principal components of the net prior period adjustments are reductions for taxes owed resulting from underreporting of taxable income in prior periods, primarily in partnership investments, a decrease in net investment income, and the establishment of a reserve arising from a 1996 class action lawsuit settlement, partially offset by a decrease in the incurred but not reported claim reserve.

The Company advises that its full year 2012 and first and second quarter 2013 unaudited STAT results filed with its domiciliary state insurance regulator can continue to be relied upon, after taking into consideration the $25.9 million negative net prior period adjustments described above. However, that situation can change. The Company notes that there are errors arising from the GAAP restatement process and the STAT and GAAP audits that have been identified, some of which have been quantified while others have not yet been fully assessed and quantified. These errors, along with additional errors that may be identified, could, individually or in the aggregate, materially and adversely impact the 2012 unaudited STAT financial results that have been made publicly available by the Company. As a result, the 2012 audited STAT financial statements, when completed, could materially and adversely vary from the unaudited 2012 STAT results. In addition, these errors, along with additional errors that may be identified, could, individually or in the aggregate, materially and adversely impact the unaudited statutory financial results for the first and second quarters of 2013 that have been made publicly available by the Company.

Due to the differences between STAT and GAAP accounting principles, the STAT adjustments discussed above may not be the same as the adjustments made to the GAAP financial statements as a result of the restatement, and such differences could be material.

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Update regarding GAAP Restatement

On August 15, 2013, Phoenix said the work on its restatement of prior period financial statements prepared in accordance with GAAP for both the Company and Phoenix continues to move forward, and that it intends to provide an update on the restatement within the next 60 days.

Update regarding Legal Proceedings (To be read in conjunction with the Prospectus section entitled, Phoenix Life-Legal Proceedings)

By order dated July 12, 2013, two separate classes were certified in an action pending in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) brought by Martin Fleisher and another (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, against the Company, a wholly-owned subsidiary of Phoenix. The complaint in the Fleisher Litigation challenges two cost of insurance rate (“COI”) adjustments implemented by the Company, which the Company maintains were based on policy language permitting such adjustments. The complaint seeks damages for breach of contract. The classes certified in the court’s July 12, 2013 order are limited to holders of the Company’s policies issued in New York and subject to New York law.

In addition to the Company, the Company’s subsidiary PHL Variable Insurance Company (“PHL Variable”) has been named as a defendant in four actions challenging its COI rate adjustments implemented concurrently with the Company adjustments. These four cases, which are not styled as class actions, have been brought against PHL Variable by (1) Tiger Capital LLC (C.A. No. 1:12-cv-02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y.; the “Tiger Capital Litigation”) and (2-4) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y.; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y.; collectively, the “U.S. Bank N.Y. Litigations”); and 4: C.A. No. 1:13-cv-00368-GMS; U.S. Dist. Ct; D. Del.; the “Delaware Litigation”). The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations have been assigned to the same judge as the Fleisher Litigation, and discovery in these four actions is being coordinated by the court; the Delaware Litigation is proceeding separately. The plaintiffs seek damages and attorneys’ fees for breach of contract and other common law and statutory claims.

Complaints to state insurance departments regarding PHL Variable’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing PHL Variable to take remedial action in response to complaints by a single policyowner. PHL Variable disagrees with both states’ positions, and Wisconsin has commenced an administrative hearing to obtain a formal ruling on its position, which is pending (OCI Case No. 13-C35362).

The Company and PHL Variable believe that they have meritorious defenses against all of these lawsuits and intend to vigorously defend against these claims. The outcome of this litigation is uncertain and any potential losses cannot be reasonably estimated. PHL Variable believes it has meritorious defenses to the regulatory directives and intends to vigorously defend against them.

Update regarding the federal Defense of Marriage Act (To be read in conjunction with the Prospectus section entitled, Taxation of Annuities in General-Qualified Plans and IRAs, Spousal Definition)

As a result of a June 2013 decision by the United States Supreme Court, a portion of the federal “Defense of Marriage Act” (“DOMA”) was ruled unconstitutional. The prior section of DOMA had provided that federal statutes could not recognize same-sex marriages. With this decision striking down the prior law, there is no longer a concept of “Federal Spouse”. Whether or not two individuals are treated as married for state or federal law is dependent upon state law. Thus, in some states, a same-sex couple may qualify for the spousal treatment relating to annuities, provided for in the Internal Revenue Code. State laws differ; individuals in a same-sex marriage should consult a legal advisor regarding the application of spousal treatment.

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This supplement should be retained with the Prospectus for future reference. If you have any questions, please contact us at 1-800-541-0171.

This supplement has not been audited by the independent auditors.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements of the Company with respect to the anticipated future performance of the Company and its products. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and potential penalties that may result from failure to file statutory financial statements with state insurance regulators. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to provide

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updated information about the restatement in the anticipated timeframe, complete our financial statement restatement and resume providing financial information in a timely manner is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the complexity of, and periods covered by, the restatement. The inclusion of forward-looking statements should not be regarded as a representation by the Company, or any other person, that any future performance will be achieved by the Company. You are cautioned not to place undue reliance on such forward-looking statements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in this document and our product registration statements as amended and supplemented from time to time. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this document, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this document, such statements or disclosures will be deemed to modify or supersede such statements in this document.

*	Phoenix Dimensions®, Phoenix Benefit Choice VUL®, and Phoenix Joint Edge® VUL last effective prospectus dated April 29, 2011 and previously additionally supplemented.

**	For Phoenix Joint Edge® VUL our previously issued audited financial statements for the years ended December 31, 2010 and 2009 were incorporated by reference into the April 29, 2011 prospectus.

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